UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
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NOVAVAX, INC.
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# Your **Vote** Counts!

**NOVAVAX, INC.**

2026 Annual Meeting
Vote by June 17, 2026
11:59 PM ET

NOVAVAX, INC.
21 FIRSTFIELD ROAD
GAITHERSBURG, MD 20878

V96820-P51634

## You invested in NOVAVAX, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2026.**

## Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

**Smartphone users**

Point your camera here and vote without entering a control number

**Vote Virtually at the Meeting***

June 18, 2026
8:30 AM, Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/NVAX2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of three Class I directors to serve on the Board of Directors, each for a three-year term expiring at the 2029 Annual Meeting of Stockholders.<br>**Nominees:** | |
| 1a. | John C. Jacobs | For |
| 1b. | Gregg H. Alton, J.D. | For |
| 1c. | Richard J. Rodgers | For |
| 2. | The approval, on an advisory basis, of the compensation of our Named Executive Officers. | For |
| 3. | Amendment and restatement of the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended, to increase the number of shares of Common Stock available for issuance thereunder by 9,400,000 shares. | For |
| 4. | Amendment and restatement of the Novavax, Inc. 2013 Employee Stock Purchase Plan, as amended (the "ESPP"), to increase the number of shares of Common Stock available for issuance under the ESPP by 1,000,000 shares, such that the number of shares available for issuance is the lesser of (a) 3,375,888 shares of Common Stock increased on January 1 of each year by 5% of the share pool and (b) 4,820,564 shares of Common Stock. | For |
| 5. | Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. | For |

**NOTE:** To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V96821-P51634